Exhibit 99.1

ACI Worldwide Announces Definitive Agreement to Sell its Community Financial Services Business to Fiserv

Fiserv to acquire ACI’s Digital Banking Solutions for Community Banks and Credit Unions

Wednesday, January 20, 2016

NAPLES, FLA—January 20, 2016—ACI Worldwide (NASDAQ: ACIW), a leading global provider of electronic payment and banking solutions, announced today a definitive agreement in which ACI will sell its Community Financial Services business to Fiserv (NASDAQ: FISV), a leading global provider of financial services technology solutions. Fiserv, an ACI partner and customer, will acquire this business for $200M in cash. The transaction includes employees and customer contracts as well as technology assets and intellectual property.

This move is aligned with ACI’s UP strategy and vision to become the leading provider of software products and SaaS-based solutions facilitating real-time electronic and eCommerce payments for large financial institutions and enablers, retailers and billers worldwide.

“Exiting the community bank and credit union markets enables ACI to focus resources and energy on our strategic products and new high-growth initiatives,” said Phil Heasley, president and CEO, ACI Worldwide. “Today’s announcement builds on a series of recent milestones and investments. These include the acquisitions of ReD and PAY.ON, which propelled ACI into a leadership position in the fast-growing eCommerce and retailer omni-channel payments markets; plans to build a new European data center to accommodate increased SaaS payments demand; and the new ACI UP Retail Payments solution unveiled earlier today.”

“CFS adds proven digital technology solutions and a talented team of professionals to Fiserv to help clients navigate a rapidly changing world,” said Jeffery Yabuki, president and CEO, Fiserv. “We are committed to delivering a high level of service excellence to CFS clients and are excited to welcome them to the Fiserv family.”

Subject to regulatory approvals and other customary closing conditions, ACI expects the transaction to close before the end of the first quarter of 2016. We expect the transaction will enhance our ability to achieve our stated 5-year sales, revenue, EBITDA and cash flow growth targets.

Note to investors and analysts: On January 21 at 8:30 am ET, ACI executives will host a conference call that details how the sale of the Community Financial Services business to Fiserv and other high-growth initiatives align with ACI’s 5-year strategy and vision for Universal Payments. Interested persons may access a real-time audio broadcast of the teleconference using the following numbers for dial-in participation: US/Canada: (866) 914-7436, international: +1 (817) 385-9117. Please provide your name, the conference name ACI Worldwide, Inc. and conference code 29520332.

Contact details

Investor Contact:

John Kraft

E-mail: john.kraft@aciworldwide.com

Phone: 239-403-4627

Media Contact:

Dan Ring

E-mail: dan.ring@aciworldwide.com

Phone: 781-370-3600

Notes to editors

Forward-Looking Statements

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this press release include, but are not limited to, statements regarding: (i) expectations that the transaction will close before the end of the first quarter of 2016, and (ii) expectations that the transaction will enhance our ability to achieve our stated 5-year sales, revenue, EBITDA and cash flow growth targets.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the performance of our strategic product, UP BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Fiserv, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

About Fiserv

Fiserv, Inc. (NASDAQ: FISV) enables clients to achieve best-in-class results by driving quality and innovation in payments, processing services, risk and compliance, customer and channel management, and business insights and optimization. For more than 30 years, Fiserv has been a leader in financial services technology, and today is among FORTUNE® magazine’s World’s Most Admired Companies and Forbes magazine’s America’s Best Employers. For more information, visit www.fiserv.com.

About ACI Worldwide

ACI Worldwide, the Universal Payments (UP) company, powers electronic payments for more than 5,000 organizations around the world. More than 1,000 of the largest financial institutions and enablers as well as 300 of the leading global retailers rely on ACI to execute $14 trillion each day in payments. In addition, thousands of organizations utilize our electronic bill presentment and payment services. Through our comprehensive suite of software and SaaS-based solutions, we deliver real-time, any-to-any payments capabilities and enable the industry’s most complete omni-channel payments experience. To learn more about ACI, please visit www.aciworldwide.com. You can also find us on Twitter @ACI_Worldwide.

© Copyright ACI Worldwide, Inc. 2016.

ACI, ACI Payment Systems, the ACI logo and all ACI product names are trademarks or registered trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States, other countries or both. Other parties’ trademarks referenced are the property of their respective owners.

Product roadmaps are for informational purposes only and may not be incorporated into a contract or agreement. The development release and timing of future product releases remains at ACI’s sole discretion. ACI is providing the following information in accordance with ACI’s standard product communication policies. Any resulting features, functionality, and enhancements or timing of release of such features, functionality, and enhancements are at the sole discretion of ACI and may be modified without notice. All product roadmap or other similar information does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision.

3